           UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K


                            CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)    June 7, 2000



                               DPL INC.
        (Exact name of registrant as specified in its charter)



           OHIO                         1-9052               31-1163136
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification No.)



     COURTHOUSE PLAZA SOUTHWEST, DAYTON, OHIO              45402
     (Address of principal executive offices)            (Zip Code)



                             937-224-6000
        (Registrant's telephone number, including area code)

                                 NONE
    (Former name or former address, if changed since last report)

Item 5.   Other Events

     DPL Inc. issued a news release, dated June 7, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.



Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit 99     News Release of DPL Inc., dated June 7, 2000.

                              SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        DPL INC.
                                   --------------------
                                       (Registrant)




Date:        June 7, 2000          /s/ Judy W. Lansaw
             ------------          --------------------
                                   Judy W. Lansaw
                                   Group Vice President


























                                  -2-